UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 27, 2007

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Election of a New Director
     On September 27, 2007, the Board of Directors (the “Board”) of Zila, Inc. (the “Company”) elected David Goldman to serve as a director of the Company.
     Mr. Goldman is 63 years old and is a certified public accountant (CPA) who spent 35 years with the international accounting firm, Deloitte & Touche LLP. He specialized in serving SEC registrants in a variety of industries and held the positions of partner-in-charge and senior technical partner of the Arizona Audit Practice. Mr. Goldman served in a number of the Deloitte & Touche’s offices including the Executive Office in New York and Los Angeles. He retired from Deloitte & Touche as a senior partner in 2001. Currently, he operates D. Goldman Professional Services LLC, a financial services consulting firm. While at D. Goldman Professional Services, he served as chairman of the audit committee and a member of other committees of the board of directors of Swift Transportation Company, Inc. and advised the Board of Directors of a privately held real estate services company. Mr. Goldman earned a bachelor’s degree in business administration and a masters of accounting degree from the University of Arizona.
     Mr. Goldman will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement relating to the 2006 annual meeting of stockholders. Under these arrangements, Mr. Goldman will receive an annual retainer of $10,000 for his service on the Board, $2,000 for each Board meeting attended in person, $1,000 for each Board meeting attended telephonically, $1,000 for each committee meeting attended in person or telephonically, and reimbursement of any expenses related to Board service. Mr. Goldman will also be eligible to receive grants of options under the Zila, Inc. 1997 Stock Award Plan, as amended and restated.
     Other than as described above, Mr. Goldman was not elected pursuant to any arrangement or understanding with any other person and is not a participant in any existing or proposed transaction with the Company.
     A copy of the Company’s press release announcing the election of Mr. Goldman is attached hereto as Exhibit 99.1.
     (e) Compensation of Vice President of Finance
     On September 27, 2007, the Board also approved an increase in the annual base salary for Diane K. Klein, Vice President of Finance, the Company’s principal financial officer. Ms. Klein’s annual base salary has increased from $160,000 to $185,000. Ms. Klein’s compensation arrangement with the Company will otherwise continue to be governed by her employment agreement entered into with the Company on March 31, 2007, discussed in and filed with the Company’s Form 8-K filed with the Securities and Exchange Commission on August 1, 2007.
Item 9.01.  Financial Statements and Exhibits.
          (d)     Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 1, 2007, entitled “Zila Adds David Goldman to Board of Directors”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 3, 2007

ZILA, INC.
/s/ Gary V. Klinefelter
By: Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 1, 2007, entitled “Zila Adds David Goldman to Board of Directors”